UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/24/2021

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-15701

Delaware	84-1007839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1535 Faraday Avenue, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

760-736-7700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 24, 2021, Natural Alternatives International, Inc., a Delaware corporation, ("NAI") entered into a new credit facility with Wells Fargo Bank, National Association ("Wells Fargo"). The new credit facility of $20,000,000 replaces NAI's current credit facility with Wells Fargo, effectively increasing the amount of the credit facility from $10,000,000 to $20,000,000, extending the maturity date for NAI's line of credit to May 24, 2024, and permitting NAI to use the credit facility not only for working capital but also potential acquisitions. The new Credit Agreement, and Revolving Line of Credit Note replace the previous version of each similar document between NAI and Wells Fargo. The former Security Agreement by and between NAI and Wells Fargo effective as of July 1, 2019 remains in place.

As of the date of this report, the line of credit balance was zero.

The foregoing description does not purport to be complete and is qualified in its entirety by the agreements attached hereto as Exhibits 10.1, and 10.2, each of which is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

ITEM 7.01	REGULATION FD DISCLOSURE.

On May 27, 2021, NAI issued a press release announcing its new credit facility with Wells Fargo. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Credit Agreement by and between NAI and the Wells Fargo effective as of May 24, 2021.

10.2	Revolving Line of Credit Note made by NAI for the benefit of Wells Fargo dated May 24, 2021 in the amount of $20,000,000.

99.1	Press Release of NAI issued on May 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.
a Delaware corporation

May 27, 2021	By:	/s/ Mike Fortin
Mike Fortin, Chief Financial Officer